UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2016

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	000-28508	98-1341933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown, Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Flamel Technologies S.A

Parc Club du Moulin à Vent
33, avenue du Docteur Georges Levy
69200 Vénissieux France

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Flamel Technologies S.A., a French société anonyme (“Flamel”), and Avadel Pharmaceuticals plc, an Irish public limited company (“Avadel”), have completed the previously announced merger pursuant to which Flamel merged with and into its wholly owned subsidiary Avadel (the “Merger”), with Avadel surviving the Merger as the public holding company. The Merger was completed on December 31, 2016 at 11:59:59 p.m., Central European Time (the “Effective Time”) which corresponds to 5:59:59 p.m., Eastern U.S. Time. The Merger was effected pursuant to an agreement between Flamel and Avadel entitled Common Draft Terms of Cross-Border Merger dated as of June 29, 2016 (the “Merger Agreement”).

As a result of the Merger, (i) all of Flamel’s outstanding ordinary shares, nominal value €0.122 per share (“Flamel Ordinary Shares”), were cancelled and exchanged on a one-for-one basis for newly issued ordinary shares, nominal value $0.01 per share (“Avadel Ordinary Shares”), of Avadel, and (ii) all outstanding American Depositary Shares representing Flamel Ordinary Shares (the “Flamel ADSs”), were cancelled and exchanged on a one-for-one basis for American Depositary Shares representing Avadel Ordinary Shares (the “Avadel ADSs”). In addition, the Avadel shares held by Flamel immediately prior to the Merger were cancelled as a result of the Merger.

The Avadel ADSs are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) thereunder. The issuances of Avadel Ordinary Shares and Avadel ADSs in the Merger were exempt from registration under the Securities Act of 1933, by virtue of Section 3(a)(10) thereof. The Avadel ADSs began trading on Nasdaq under the symbol “AVDL” at the opening of Nasdaq on January 3, 2017.

2

Item 3.03	Material Modification to the Rights of Security Holders.

The disclosures under the Introductory Note are incorporated into this Item 3.03 by reference.

In connection with the Merger, commencing upon the Effective Time the rights of holders of Avadel Ordinary Shares became governed by Avadel’s new Constitution (which comprises Avadel’s Memorandum and Articles of Association) which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference. The description of the Avadel Ordinary Shares set forth under the caption “Description of the Avadel plc Ordinary Shares” beginning on page 49 of Flamel’s definitive proxy statement filed by Flamel with the SEC on July 1, 2016 (the “2016 Flamel Proxy Statement”) is incorporated herein by reference. The description of the Avadel ADSs set forth under the caption “Description of ADSs Representing Avadel plc Ordinary Shares” set forth beginning on page 63 of the 2016 Flamel Proxy Statement is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosures under the Introductory Note are incorporated into this Item 5.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Constitution of Avadel Pharmaceuticals plc (containing the Memorandum and Articles of Association of Avadel Pharmaceuticals plc) (incorporated by reference to Appendix 15 of Exhibit 2.1 to the Form 8-K filed by Flamel Technologies S.A. on July 1, 2016).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

	By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary
Date: January 5, 2017

4

Exhibit Index

3.1	Constitution of Avadel Pharmaceuticals plc (containing the Memorandum and Articles of Association of Avadel Pharmaceuticals plc) (incorporated by reference to Appendix 15 of Exhibit 2.1 to the Form 8-K filed by Flamel Technologies S.A. on July 1, 2016).

5